Green Mountain Capital Inc

ACQUIRES
Internet Telecommunications PLC



Internet Telecommunications PLC

Investment Risks & Disclaimer

This document is not intended to solicit your investment. Should the company determine to solicit your investment, or the investment of others, the company shall consult with counsel and determine what other regulatory requirements, if any, must be satisfied prior to any such solicitation. The statements made in this document are based upon the information and current understanding of the company and its management. Since the company is a development stage company, it is likely that many of the facts, assumptions and projections may materially change or, in certain circumstances, may have been inadvertently misstated.

The projections of future financial and operating performance have been included herein to assist in an evaluation of the company but are not to be viewed as facts and should not be relied upon as an accurate representation of future results. Furthermore, because the forecasted financial and operating information is based on estimates and assumptions about circumstances and events that have not yet taken place and are subject to material variation, there can be no assurance that the forecasted results will be attained.

Summary of Offering

- **GMCI** (Nasdaq OTC BB) has been restructured and is today re-launching its business by acquiring:

  Internet Telecommunications Plc ("IT")

  - among UK's fastest growing telecommunications providers
  - in a reverse merger funded with $4.5m new equity for capital investments, including a large capacity Switch

- **"IT"** is **profitable**, **debt-free**, and **forecast to achieve sales of $19m in 2005, and $89m in 2006**.

- **The number of GMCI shares in the float: TBA**

- **GMCI plans a Mezzanine round in early 2006 for up to $50m** mainly for strategic acquisitions and geographic expansion (*not part of current financial forecasts*)

Experienced Executives on Board

- **Dr Fredrik Verkroost (51) : Chairman**
  - $690m IPO/Bond issue in 1999 and $250m rights issue as deputy CEO of $5bn ICO Global Communications (DLJ, Credit Suisse, Bear Stearns, Salomon Smith Barney, BancAmerica)
  - $75m IPO in 2000 for Alterian (UK) Plc, a UK start-up
  - $750m acquisitions/disposals + restructuring of Electrowatt/Landis & Gyr companies in Switzerland as Director, Corporate Development (to 1998).
  - Since 2000, Chairman/CEO of developing Technology Companies
- **Charlie Yiasemis (50) : CEO and founder of IT**
  - Over 21 experience in the telecom markets worldwide.
  - Chief Consultant for AT&T, Cable & Wire and OTE (Greece) in Asia, Europe, Africa for agreeing their settlement rates.
  - Headed a APT Worldwide Sales & Marketing team - $10M per month that floated in Hong Kong at $15 per share.
  - CEO–of the biggest VoIP (IEC) Company with over 300 persons in 28 offices worldwide - Part of Nokia Group development H323.
  - Experience with Merger & Acquisitions, Contract law, Branding and expansions across the world.

GMCI's Vision

In the longer-term, build a leading provider of up-to-date integrated telecommunications services operating in selected countries to benefit from deregulation.

In the medium-term, become a leading supplier through IT Plc of economic line rental to the UK's residential and business communities, expand into Europe and North America, and provide all forms of wholesale communications services to service providers offering residential and business communications.

"IT" - Investment Highlights

- In the longer-term, build a leading provider of up-to-date integrated telecommunications services operating in selected countries to benefit from deregulation.

- In the medium-term, become a leading supplier through IT Plc of economic line rental to the UK's residential and business communities, expand into Europe and North America, and provide all forms of wholesale communications services to service providers offering residential and business communications.

"IT" - Background Information

- Incorporated in March 2000
- **Tier One Carrier with a Full UK Telecommunication Licence**
- **6 million numbers allocated** by Regulator
- Owns own **Database switches in the UK**
- **Interconnected with BT Wholesale at low-cost Line Rental and Airtime rates**
- Becoming BT's **main competitor in Wholesale Line Rental**
- **Only known competitive supplier** in the UK other than BT of packaged services (Line Rental + Airtime)
- **Lean operation** with no long-term debt structure

UK Residential Market

- 23.9 Million household telephone users in the UK.
- 80% of household users still use BT for access and many use BT for airtime today
- Less than 1% of household users make calls via more cost-effective indirect access providers
- Less than 20% of household users are connected to a cable provider despite ca. 74% availability

Just 1% UK market share generates >$100m Revenues

LARGE UNEXPLOITED OPPORTUNITY IN A DEREGULATED MARKET

UK Business Market

- 15 million users across 6 million Businesses
- 90% of Businesses use BT for access.
- Less than 1% of users make calls via an indirect access provider
- Only 5% of users are connected to a cable provider despite an availability of some 74%
- 5% have direct connection with Tier 2 Carriers such as Colt Telecom, Worldcom etc.

Just 1% UK market share generates >$400m Revenues

BUSINESS USERS ARE A LUCRATIVE SOURCE OF WHOLESALE REVENUE

"IT" - Unique Selling Proposition

- **Service Providers gain higher margins** with IT
- **Only 1 Partner for line rental, calls and all select services**
- IT's **wholesale tariffs are the most competitive in the UK**. Similar deals possible in Europe, USA
- Line Rental agreement **locks-in customer** for all their communications services for **12-months**
- IT offers **customized billing** and collection services
- Direct Debit settlements ensures **low level of bad debts**
- **No auto-diallers, prefix codes or carrier pre-select**
- Price **competitive with VoIP**, but IT plans to **offer VoIP** too!

"IT" in 2005 - National UK Application
Data, Voice or ADSL



Birmingham
LEC POINT
MAIN DATABASE & SERVERS
Home
BT Local Exchange
Hotel
BT National Network Lan
LEC POINT
LEC POINT
Manchester
PBX
London
PBX

IT using BT's Network & 3rd party Switch

“IT” - New Switch & Network Solution for Tomorrow


Public Telephone Network
BT Local Exchange
BT Local Exchange
NEW International Switch
Network
NEW National Switch
PBX

IT using own Nokia Switch and BT network

"IT" - LAN & Wireless Network Architecture


Billing
SERVERS
WWW/Internet
IT National LAN Network
International
SWITCH
National
SWITCH
Wireless PSTN or
Corporate Voice
Network
Wireless PSTN or
Corporate Voice
Network
PBX
PBX

From 2006 - IT controls subscriber access

New Services with "IT's" NEW Switch

Voice Comm's Applications

- Call Centers
- Directories
- ACD
- IVR
- Web Site
- Toll By-pass

API

Over 800 Million Telephone Trunks



Call Processing
Gateway

ACD = Automatic Call Distribution
IVR = Interactive Voice Response

"IT" supports Wireless & VoIP Services too!


CIRCUIT
SWITCHING
PACKET
SWITCHING

Dual Networks
Dual Support Infrastructure

Whether it's Voice or Data via the Internet

"IT" - Products and Services

Line Rental Services

- Red Care Lines
- Analogue Lines
- Multi-Lines
- Pulse Metering (Hotels)
- ISDN 30
- All Features 1471 & 141
- Nationwide Trained BT Engineers
- PBX Programming
- Conference Calling

We service all the above and more….

"IT" - International Telecom Products

Other Services

- Freephone 0800 numbers
- Local/National 0845/0870 Numbers
- Follow-Me 0700 numbers
- PRS Interactive services
- 192 & Operator Services
- Least Cost Routing "LCR"
- Caller Pre-select Services "CPS"
- Carrier Services
- On-Line Billing

On-Line Billing by "IT"

- FREE On-line Statistics
- Live Features of all Calls logged.
- Password Protected Server (SSL)
- Information Download
- Full Management Reporting
- Multi User Support
- Also Summary and forecast Features

“IT” is Building the Subscriber Base

- Secure bulk wholesale agreements with existing service providers
- Use call centres to convert Residential and Business customers to IT
- Account Managers with focus on key account business customers and organisations
- Direct Marketing to selected user groups
- PR awareness
- Inserts in trade magazines

Financial Overview

"IT" - Performance to Date


14
12
10
8
6
4
2
0
$m
REVENUES
GROSS MARGIN
EBITDA
2004
2005 (9 months)

REVENUES & PROFIT

Financial Forecasts

Year ending December 31

$('000) $/£ Rate 1.725	2004 (actual) "IT" only	2005 (estimated) "IT" only	2006 (forecast) Consolidated	2007 (forecast) Consolidated
Revenue	7,190k	19,040k	89,296k	176,988k
Cost of Sales	6,475k	17,730k	73,988k	148,988k
Gross Profit	**715k**	**1,310k**	**15,308k**	**28,000k**
Admin/Expenses	250k	660k	5,758k	8,524k
EBITDA	**465k**	**650k**	**9,550k**	**19,476k**
Depreciation		87k	576k	935k
Headcount (Q4)*	6	10	35	38

* Business also uses agents/contractors

GMCI - EBITDA and Margins


EBITDA
Gross Margin
25
20
15
10
5
0
30
25
20
15
10
5
0
$m
$m
EBITDA
Gross Margin
2004 (Act)
2005
2006
2007

Ratios to Revenues				
Gross Margin:	10%	7%	17%	16%
EBITDA:	6.5%	3.4%	10%	11%

"IT" - Sources of Revenue 2006
(projected)



Line Rental / Connection
Airtime
$m
70
60
50
40
30
20
10
0
RESIDENTIAL
BUSINESS
ISDN 2
ISDN 30

>15% Average Gross Margins

SUMMARY

- Fast growing wholesale Telecom Provider
- No.1 Line Rental & Competitor to UK's BT
- Profitable and Debt-Free from start
- Experienced Board/Management
- Funds used for capital acquisitions, growth
- Fully listed shares. Significant ROI potential
- Expansion through acquisitions and geographically in the USA and EU

2006 EXPANSION


USA is Coming!

We intend to start our rollout in the USA over the next 12 months

- Next Slide not part of Printed Presentation (for banks only)

GMCI - Projected Uses of Funds

- Purchase of Nokia Switch - ca. $1m
- Purchase of Switch Ancillary Equipment - ca. $0.9m
- Initial BT Interconnect Circuits - ca. $250k
- Quarterly Switch/Interconnect expansion – ca. $375k / Quarter
- IP Gateway – ca. $125k
- SMS Gateway – ca. $160k
- Expansion of Commercial / Technical Teams - $1.6m annually
- Marketing promotional campaigns – ca. $1m+ annually
- Overseas expansion / acquisitions